 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2014

HF2 FINANCIAL MANAGEMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35848	46-1314400
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

999 18th Street, Suite 3000, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 498-9737

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

As previously reported by HF2 Financial Management Inc. (the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 17, 2014, the Company entered into an Investment Agreement (the “Investment Agreement”), dated as of September 16, 2014, by and among the Company, ZAIS Group Parent, LLC (“ZAIS”) and the members of ZAIS. Pursuant to the terms of the Investment Agreement, the Company will contribute cash to ZAIS in exchange for newly issued Class A Units of ZAIS, which is referred to herein as the “Business Combination.”

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a revised investor presentation that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Business Combination. This revised investor presentation contains additional business information with respect to ZAIS, including updated assets under management and investment performance results as of and for the period ended September 30, 2014.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01    Other Events.

On December 15, 2014, the Company issued a press release announcing the filing of a Current Report on Form 8-K with the revised investor presentation. The press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated December 15, 2014.
99.2	Press Release, dated December 15, 2014.

Additional Information About the Transaction and Where to Find It

The Company has filed a preliminary proxy statement on Schedule 14A with the SEC on October 31, 2014 and intends to file with the SEC a definitive proxy statement on Schedule 14A in connection with the stockholder vote on the proposed transaction. STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE COMPANY’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE COMPANY’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders also will be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once available, and other relevant documents, without charge, at the SEC’s Internet site http://www.sec.gov or by contacting the Company’s secretary at HF2 Financial Management Inc., 999 18th Street, Suite 3000, Denver, Colorado 80202. As a result of the review by the SEC of the proxy statement, the Company may be required to make changes to its description of ZAIS or other financial or statistical information contained in the proxy statement.

Participants in Solicitation

The Company and its directors and officers and EarlyBirdCapital, Inc. (“EBC”) and Sandler O’Neill & Partners, L.P. (“SOP”), the underwriters of the Company’s initial public offering, may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the proposed transaction. A list of the names of the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2014, and will also be contained in the definitive proxy statement for the proposed transaction when available. EBC’s and SOP’s interests in the Company is contained in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2014, and the Merger and Acquisition Agreement by and among the Company, EBC and SOP, which is an exhibit to such report, and will also be contained in the definitive proxy statement for the proposed transaction when available. Information about ZAIS and its officers and directors will also be included in the definitive proxy statement for the proposed transaction.

Forward Looking Statements

This Current Report on Form 8-K, and other statements that the Company may make, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including, for example, statements about (1) the ability to complete and the benefits of the Business Combination; and (2) the Company’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

The Company cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and the Company assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in the Company’s filings with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the inability of the Company to consummate the Business Combination and realize the benefits of such transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Investment Agreement; (3) the outcome of any legal proceedings that may be instituted against the Company, ZAIS or others following announcement of the Business Combination; (4) the inability to meet Nasdaq’s listing standards following the proposed transaction; (5) the risk that the proposed transaction disrupts current plans and operations of the Company or ZAIS as a result of the announcement and consummation of the transactions described herein; (6) costs related to the proposed transaction; (7) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (8) the relative and absolute investment performance of advised or sponsored investment products; (9) the impact of capital improvement projects; (10) the impact of future acquisitions or divestitures; (11) the unfavorable resolution of legal proceedings; (12) the extent and timing of any share repurchases; (13) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (14) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; (15) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; (16) the ability to attract and retain highly talented professionals; and (17) the impact of changes to tax legislation and, generally, the tax position of the Company.

The Company’s filings with the SEC, accessible on the SEC’s website at http://www.sec.gov, discuss, and the Company’s definitive proxy statement in connection with the stockholder vote on the proposed transaction will discuss, these factors in more detail and identify additional factors that can affect forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF2 Financial Management Inc.

Date: December 15, 2014	By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation, dated December 15, 2014.
99.2	Press Release, dated December 15, 2014.